UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2019

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01	Entry into a Material Definitive Agreement.

On January 3, 2019, Corbus Pharmaceuticals Holdings, Inc. (“Corbus” or the “Company”) through its wholly-owned subsidiary, Corbus Pharmaceuticals, Inc., entered into a Collaboration and License Agreement (the “Agreement”) with Kaken Pharmaceutical Co., Ltd., a company organized under the laws of Japan (“Kaken”), effective January 3, 2019. Pursuant to the Agreement, Corbus granted Kaken an exclusive license to commercialize pharmaceutical preparations containing lenabasum (the “Licensed Products”) for the prevention or treatment of dermatomyositis and systemic sclerosis (together, the “Initial Indications”) in Japan (the “Territory”).

Pursuant to the terms of the Agreement, Corbus will bear the cost of, and be responsible for, among other things, conducting the clinical studies and other developmental activities for the Licensed Products in the Initial Indications in the Territory, and Kaken will bear the cost of, and be responsible for, among other things, preparing and filing applications for regulatory approval in the Territory and for commercializing Licensed Products in the Territory, and will use commercially reasonable efforts to commercialize Licensed Products and obtain pricing approval for Licensed Products in the Territory.

In consideration of the license and other rights granted by Corbus, Kaken will pay Corbus, within 30 days of the date of the Agreement, a $27,000,000 upfront cash payment and is obligated to pay potential milestone payments to Corbus totaling up to approximately $173,000,000 for the achievement of certain development, sales and regulatory milestones, with part of the milestone payments being calculated in Japanese Yen, and therefore subject to change based on the conversion rate to U.S. Dollars in effect at the time of payment. In addition, during the Royalty Term (as defined below), Kaken is obligated to pay Corbus royalties on sales of Licensed Products in the Territory, under certain conditions, in the double digits, which royalty shall be reduced in certain circumstances. In particular, for so long as Corbus supplies Licensed Products to Kaken pursuant to a supply agreement to be entered into by the parties, royalty payments shall be payable for each unit of Licensed Product that Corbus supplies as a percentage of the Japanese National Health Insurance price of the Licensed Product. During any time in which a supply agreement is not in effect, royalty payments shall be changed to a rate to be agreed upon by the parties in good faith.

The Agreement will remain in effect on a Licensed Product-by-Licensed product basis and will expire upon the expiration of the Royalty Term for the final Licensed Product. The “Royalty Term” means the period beginning on the date of the first commercial sale of the Licensed Product in Japan and ends on the latest of (i) the expiration of the last valid claim of the royalty patents covering such Licensed Product in Japan, (ii) the expiration of regulatory exclusivity for such Licensed Product for such Initial Indication in Japan, or (iii) ten (10) years after the first commercial sale of such Licensed Product for such Initial Indication in Japan. The Agreement may be terminated by either party for material breach, upon a party’s insolvency or bankruptcy or upon a challenge by one party of any patents of the other party, and Kaken may terminate in specified situations, including for a safety concern or clinical failure, or at its convenience following the second anniversary of the first commercial sale of a Licensed Product in either of the Initial Indications in the Territory, with 180 days’ notice.

Pursuant to the Agreement, the parties agreed to develop a joint steering committee to provide strategic oversight of the parties’ activities under the Agreement, as well as a joint development committee to coordinate the development of Licensed Products in Japan. Additionally, the parties will establish a joint commercialization committee to review and confirm commercialization activities with respect to Licensed Products in Japan upon regulatory approval of such Licensed Product.

The Agreement also contains customary representations, warranties and covenants by both parties, as well as customary provisions relating to indemnification, confidentiality and other matters.

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On January 3, 2019, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Collaboration and License Agreement, dated January 3, 2019, between Corbus Pharmaceuticals, Inc. and Kaken Pharmaceutical Co., Ltd.#

99.1	Press Release issued by Corbus Pharmaceuticals Holdings, Inc., dated January 3, 2019.

# Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been submitted separately to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: January 3, 2019	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen
	Title:	Chief Executive Officer